EXHIBIT 10.4

EXTENSION OF EMPLOYMENT AGREEMENT

It is agreed that the Employment Agreement between RedFin Network Inc., formerly known as Secured Financial Network, Inc. and David Rappa dated October 1, 2009 is hereby extended to December 31, 2011.

All the terms and conditions set forth in the Employment Agreement will continue in force through that date.

Agreed to this the 27th day of September 2011 by and between:

________________________           _____________________________
David Rappa, Individual                        Jeffrey L. Schultz, Pres/CEO
                                                                   Redfin Network, Inc